Exhibit 10.1

LINE OF CREDIT AGREEMENT

THIS LINE OF CREDIT AGREEMENT (the “Agreement”) is made and entered into as of February 27, 2026 (“Effective Date”), by and between PUREBASE CORPORATION, a Nevada corporation (“Borrower”), and CORETER LLC, a Nevada limited liability company (“Lender”), and an affiliate of the Borrower.

RECITALS:

A. Borrower has requested Lender to provide the Loan to Borrower, subject to the compliance by Borrower with all the terms and conditions hereof; and

B. Lender agrees to provide such Loan on the terms and conditions forth herein.

NOW, THEREFORE, in consideration of the mutual promises, conditions, representations, and warranties hereinafter set forth, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto have mutually agreed as follows:

1. Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Agreement” shall mean this Line of Credit Agreement.

“Borrower” shall have the meaning set forth above.

“Business Day” shall mean any day except a Saturday, a Sunday, or any other day on which commercial banks are required or authorized to close in New York, New York.

“Contractual Obligation” shall mean any provision of any agreement, instrument, or undertaking to which such Person is a party or by which it or any of its property is bound.

“Conversion Price” shall have the meaning set forth in Section 2.5 hereof.

“Default Interest Rate” shall have the meaning set forth in Section 2.7(b) hereof.

“Event of Default” shall have the meaning set forth in Article 8 hereof.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, or administrative functions pertaining to government.

“Interest Rate” shall have the meaning set forth in Section 2.2 hereof.

“Lender” shall have the meaning set forth above.

“Lien” shall mean any interest in property (real, personal, or mixed, and tangible or intangible) securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including a security interest, security title or Lien arising from a security agreement, mortgage, deed of trust, deed to secure debt, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term “Lien” shall include covenants, conditions, restrictions, leases, and other encumbrances affecting any property. For the purpose of this Agreement, Borrower shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

“Loan” shall mean that unsecured line of credit in the maximum principal amount of One Million and 00/100 Dollars ($1,000,000.00) advanced by Lender to Borrower from time-to-time evidenced by the Note, as further described in Section 2 hereof.

“Loan Advance” shall have the meaning set forth in Section 2.1 hereof.

“Loan Documents” refers to this Agreement, the Note, and any other instrument executed and delivered to evidence the Loan, and any and all other agreements, instruments, and documents heretofore, now or hereafter, executed by Borrower and delivered to Lender in respect to the transactions contemplated by the Agreement.

“Maturity Date” shall have the meaning set forth in Section 2.1 hereof.

“Note” shall have the meaning set forth in Section 2.1 hereof.

“Person” shall mean an individual, partnership, corporation, joint stock company, firm, land trust, business trust, unincorporated organization, limited liability company, or other business entity, or a government or agency or political subdivision thereof.

“Requirement of Law” shall mean as to any Person, the articles of incorporation and bylaws or other organizational or governing documents of the Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding on the Person or any of its property or to which the Person or any of its property is subject.

2. The Loan.

2.1 Loan Terms. Subject to the terms and conditions hereof, Lender agrees to make the Loan available to Borrower. The Loan shall be repaid or converted as set forth below on or before the date that is one year from the Effective Date (the “Maturity Date”). From time-to-time until the Maturity Date, Lender shall provide Borrower advances of funds in accordance with the terms and conditions hereof (each, a “Loan Advance” and collectively, the “Loan Advances”). Until the Maturity Date, Borrower may borrow under this Section 2.1; provided, that the amount of any Loan Advance to be made at any time shall not exceed the availability under the Loan at such time and no Event of Default has occurred or is continuing at such time. The Borrower agrees that its breach or default under any of such obligations or conditions is not the only basis upon which the Lender may decline to extend loans under this agreement and that the Lender may decline to extend loans for any reason or no reason in its sole and absolute discretion. Each Loan Advance shall be made on written notice by Borrower to Lender by email or facsimile transmission. Any such notice must be given not less than three (3) Business Days prior to the proposed Loan Advance. Each such notice must be given in writing by Borrower. The date of disbursement of each Loan Advance shall be referred to herein as an “Advance Date.” On the Effective Date, Borrower shall execute and deliver to Lender an unsecured convertible promissory note to evidence the Loan, substantially in the form attached hereto as Exhibit A (the “Note”).

2.2 Interest. Interest on the Loan shall accrue on the Loan Advances outstanding from time to time at the rate of eight percent (8%) per annum (the “Interest Rate”) and is payable on the Maturity Date. Interest will be calculated on the Loan Advances on the basis of a 365-day year for the actual number of days elapsed. On the Maturity Date, all accrued but unpaid interest and outstanding principal may be converted by Lender in accordance with Section 2.5 below.

2.3 Prepayment. At Borrower’s option, prepayments of outstanding principal may be made without penalty at any time prior to the Maturity Date; provided, that any prepayment shall be accompanied by accrued but unpaid interest on the amount of such principal prepayment.

2.4 Term of Agreement. This Agreement shall remain in force and effect until the Maturity Date, or any extension thereof.

2.5 Conversion of the Loan. Subject to Section 1.07 of the Note, on the Maturity Date, the then outstanding principal balance and accrued but unpaid interest under the Note may be converted, at the option of Lender, into shares of Borrower’s common stock (“Conversion Shares”) at the conversion rate of the weighted average closing stock price of the twenty (20) trading days prior to the conversion of this note (the “Conversion Price”), as may be adjusted for any share splits, share dividends, reclassifications and other similar events which have occurred before such conversion (the “Conversion Price”). The Company shall not issue any fraction of a Conversion Share upon any such conversion. If the issuance would result in the issuance of a fraction of a Conversion Share, the Company shall round such fraction of a Conversion Share up to the nearest whole Conversion Share. Any remaining amount of the outstanding principal balance and accrued but unpaid interest under the Note not so converted, if any, shall be settled in cash pursuant to Section 1.03 of the Note.

2.6 Use of Proceeds. Borrower shall use the proceeds of the Loan for the payment of payroll, unpaid invoices, past or current, and any other operating expenses that the Borrower incurs.

2.7 Payments.

(a) All payments made under the Note shall be without setoff or counterclaim, and in currency of the United States of America that at the time of payment is legal tender for the payment of public and private debt.

(b) Any payments not made as and when due with respect to the Loan (whether at stated maturity, by acceleration, or otherwise) shall bear interest at the Default Interest Rate from the date due until paid, payable on demand.

(c) All sums paid to Lender by Borrower hereunder shall be paid directly to Lender in immediately available funds.

2.9 Limitation on Interest Charges. Lender and Borrower intend to comply strictly with applicable law regulating the maximum allowable rate or amount of interest that Lender may charge and collect on the Loans to Borrower pursuant to this Agreement. Accordingly, and notwithstanding anything in any Note or in this Agreement to the contrary, the maximum, aggregate amount of interest and other charges constituting interest under applicable law that are payable, chargeable, or receivable under any Note and this Agreement shall not exceed the maximum amount of interest now allowed by applicable law or any greater amount of interest allowed because of a future amendment to existing law. Borrower is not liable for any interest in excess of the maximum lawful amount, and any excess interest charged or collected by Lender will constitute an inadvertent mistake and, if charged but not paid, will be cancelled automatically, or, if paid, will be either refunded to Borrower or credited against the outstanding principal balance of the applicable Note, at the election of Lender.

2.10 Registration Rights. Lender understands that neither the Note, nor the Conversion Shares that may be acquired upon conversion of the Note (the Conversion Shares together with the Note, the “Securities”), have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and Borrower has no obligation to register the Securities.

2.11 Security. The obligations of the Borrower to the Lender under this Agreement and the Note are unsecured.

3. Conditions of Lending. In addition to any other requirements set forth in this Agreement, Lender shall not be obligated to make any Loan Advance unless, at the time thereof, the following conditions shall have been met:

3.1 Company Proceedings. All proper company proceedings shall have been taken by Borrower to authorize this Agreement and the transactions contemplated hereby.

3.2 Loan Documents. Lender shall have received executed copies of this Agreement and the Note.

3.3 Default. No event shall have occurred or be continuing which constitutes an Event of Default.

3.4 Availability Under Loan. With respect to a Loan Advance, there must be sufficient availability of credit under the Loan for such Loan Advance to be made.

3.5 Additional Documents. Lender shall have received such additional legal certificates, proceedings, instruments, and other documents as Lender, or its counsel, may reasonably request.

4. Representations and Warranties of Borrower. Borrower hereby represents, warrants, and covenants to Lender that:

4.1 Organization and Qualification of Borrower. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada; has the power to own its properties and to carry on its business as now being conducted; and is duly qualified to do business and is in good standing in every jurisdiction in which the character of the properties owned by it or in which the transaction of its business makes its qualification necessary.

4.2 Corporate Power and Authorization; Compliance with Law. Borrower has full power and authority to enter into this Agreement, to borrow hereunder, to execute and deliver the Note and any other Loan Documents, and to incur the obligations provided for herein, all of which have been authorized by all proper and necessary corporate action. Borrower is in material compliance with all Requirements of Law applicable to it and possesses all governmental franchises, licenses, and permits that are necessary to own or lease its assets and to carry on its business as now conducted.

4.3 Enforceability; No Legal Bar. This Agreement has been, and each other Loan Document to which it is a party will be, duly executed and delivered to Lender on behalf of Borrower. This Agreement and each of the other Loan Documents constitute, and the Note when executed and delivered for value received will constitute, a valid and legally binding obligation of Borrower enforceable in accordance with their respective terms. The execution, delivery, and performance by Borrower of this Agreement and the other Loan Documents to which it is a party, Borrower’s borrowings pursuant to this Agreement, and use of the loan proceeds, will not violate any Requirement of Law applicable to Borrower or constitute a breach or violation of, a default under, or require any consent under, any of its Contractual Obligations, and will not result in a breach or violation of, or require the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law or Contractual Obligation.

4.4 Taxes. Borrower has filed all federal, state, and local tax returns which are required to be filed and has paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to said returns. Borrower has paid all withholding, FICA and other payments required by federal, state or local governments with respect to any wages paid to employees.

4.5 Full Disclosure. All information furnished by Borrower to Lender concerning Borrower, its financial condition, or otherwise for the purpose of obtaining credit or an extension of credit, including information in filings the Borrower makes with the Securities and Exchange Commission (“SEC”), is, or will be at the time the same is furnished, accurate and correct in all material respects and complete insofar as completeness may be necessary to give Lender a true and accurate knowledge of the subject matter. The books of account, minute books, and stock record books of Borrower are complete and correct and have been maintained in accordance with good business practices, and there have been no transactions adversely affecting the business of Borrower that should have been set forth therein and have not been so set forth.

4.6 Compliance with Loan Documents. Borrower acknowledges and agrees that its timely and complete compliance with all of the terms and conditions contained in the documents evidencing and securing the loan obligation is material consideration for the Loan.

5. Representations of the Lender. The Lender hereby represents and warrants to Borrower that:

5.1 Investment Purpose. Lender is acquiring the Securities for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, that by making the representations herein, Lender reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement covering such Securities, or an available exemption under the Securities Act. Lender agrees not to sell, hypothecate or otherwise transfer the Securities unless such Securities are registered under the federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to Borrower, an exemption from such law is available.

5.2 Accredited Investor Status. Lender meets the requirements of at least one of the suitability standards for an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D under the Securities Act.

5.3 Investor Qualifications. Lender was not formed for the specific purpose of acquiring the Securities, is duly organized, validly existing and in good standing under the laws of the state of Nevada, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, has full power and authority carry out the provisions hereof and thereof and to purchase and hold this Note.

5.4 Solicitation. Lender is unaware of, is in no way relying on, and did not become aware of the offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the offering and sale of the Securities and is not acquiring the Securities, and did not become aware of the offering of the Securities, through or as a result of any seminar or meeting to which Lender was invited by, or any solicitation of a subscription by, a person not previously known to Lender in connection with investments in securities generally.

5.5 Brokerage Fees. Lender has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to the Securities or the transaction contemplated hereby.

5.6 Knowledge and Experience. Lender has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Securities to evaluate the merits and risks of an investment in the Securities and the Borrower and to make an informed investment decision with respect thereto.

5.7 Liquidity. Lender has adequate means of providing for Lender’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Securities for an indefinite period of time, and after acquiring the Securities, Lender will be able to provide for any foreseeable current needs and possible personal contingencies. Lender must bear, and acknowledges the substantial economic risks of, the investment in the Securities including the risk of illiquidity and the risk of a complete loss of this investment.

5.8 High Risk Investment. Lender is aware that an investment in the Securities involves a number of very significant risks and has carefully researched and reviewed and understands the risks of, and other considerations relating to, acquiring the Securities.

5.9 Reliance on Exemptions. Lender understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that Borrower is relying in part upon the truth and accuracy of, and such Lender’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Lender set forth herein in order to determine the availability of such exemptions and the eligibility of Lender to acquire the Securities.

5.10 Information. Lender has been furnished with all documents and materials relating to the business, finances and operations of Borrower and information that Lender requested and deemed material to making an informed investment decision regarding its acquisition of the Securities. Lender has been afforded the opportunity to review such documents and materials and the information contained therein. Lender has been afforded the opportunity to ask questions of Borrower and its management. Lender understands that such discussions, as well as any written information provided by Borrower, were intended to describe the aspects of Borrower’s business and prospects which Borrower believes to be material, but were not necessarily a thorough or exhaustive description, and except as expressly set forth in this Agreement and the Note, Borrower makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of any kind with respect to any information provided by any entity other than Borrower. Some of such information may include projections as to the future performance of Borrower, which projections may not be realized, may be based on assumptions which may not be correct and may be subject to numerous factors beyond the Borrower’s control. Additionally, Lender understands and represents that it is acquiring the Securities notwithstanding the fact that Borrower may disclose in the future certain material information Lender has not received, including the financial results of Borrower for the current fiscal quarter. Neither such inquiries nor any other due diligence investigations conducted by Lender shall modify, amend or affect Lender’s right to rely on Borrower’s representations and warranties contained herein. Lender has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its investment in the Securities.

5.11 No Other Representations or Information. In evaluating the suitability of an investment in the Securities, Lender has not relied upon any representation or information (oral or written) with respect to Borrower, or otherwise, other than as stated in this Agreement or the Note.

5.12 No Governmental Review. Lender understands that no United States federal or state agency or any other government or governmental agency has passed on or will pass on, or has made or will make, any recommendation or endorsement of the Securities, or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

5.13 Transfer or Resale. Lender understands that: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) Lender shall have delivered to Borrower an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements; (ii) any sale of such securities made in reliance on Rule 144 under the Securities Act (or a successor rule thereto) (“Rule 144”) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) except as otherwise provided in this Agreement or the Note, neither Borrower nor any other person is under any obligation to register such securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. There can be no assurance that there will be any market for the Securities, nor can there be any assurance that the Securities will be freely transferable at any time in the foreseeable future.

5.14 Legends. Lender understands that the certificates representing the Securities shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

5.15 Confidentiality. Lender acknowledges and agrees that certain of the information received by it in connection with the transactions contemplated by this Agreement is of a confidential nature and may be regarded as material non-public information under Regulation FD promulgated by the SEC and that such information has been furnished to Lender for the sole purpose of enabling Lender to consider and evaluate an investment in the Securities. Lender agrees that it will treat such information in a confidential manner, will not use such information for any purpose other than evaluating an investment in the Securities, will not, directly or indirectly, trade or permit Lender’s agents, representatives or affiliates to trade in any securities of Borrower while in possession of such information and will not, directly or indirectly, disclose or permit Lender’s agents, representatives or affiliates to disclose any of such information without Borrower’s prior written consent. Lender shall make its agents, affiliates and representatives aware of the confidential nature of the information contained herein and the terms of this section including Lender’s agreement to not disclose such information, to not trade in Borrower’s securities while in the possession of such information and to be responsible for any disclosure or other improper use of such information by such agents, affiliates or representatives. Likewise, without Borrower’s prior written consent, Lender will not, directly or indirectly, make any statements, public announcements or other release or provision of information in any form to any trade publication, to the press or to any other person or entity whose primary business is or includes the publication or dissemination of information related to the transactions contemplated by this Agreement.

5.16 No Legal Advice from Borrower. Lender acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated hereby with its own legal counsel and investment and tax advisors. Lender is relying solely on such advisors and not on any statements or representations of Borrower or any of its employees, representatives or agents for legal, tax, economic and related considerations or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

5.17 No Group Participation. Lender is not a member of any group, nor is Lender acting in concert with any other person with respect to its acquisition of the Securities.

6. Affirmative Covenants. Borrower agrees and covenants that until the Maturity Date, Borrower shall:

6.1 Insurance. Maintain insurance, including but not limited to casualty and business interruption in such amounts and against such risks as is customarily maintained in similar businesses operating in the same vicinity.

6.2 Company Existence; Qualification. Maintain its company existence and, in each jurisdiction in which the character of the property owned by it or in which the transaction of its business makes its qualification necessary, maintain good standing.

6.3 Taxes. During its fiscal year, accrue all current tax liabilities of all kinds, all required withholding of income taxes of employees and all required payments to employee benefit plans, and pay the same when they become due.

6.4 Compliance with Laws. Comply in all material respects with all Requirements of Law, and pay all taxes, assessments, charges, claims for labor, supplies, rent, and other obligations which, if unpaid, might give rise to a Lien against property of Borrower, except claims being contested in good faith by appropriate proceedings. Specifically, Borrower shall pay when due all taxes and assessments upon this Agreement, the Note, or any Loan Document, including, without limitation, any stamp taxes or intangibles taxes imposed by virtue of the transactions outlined herein.

6.5 Conduct of Business. Conduct its business as now conducted and do all things necessary to preserve, renew, and keep in full force and effect its rights, patents, permits, licenses, franchises, and trade names necessary to continue its business.

6.6 Maintenance of Properties. Keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needed and proper repairs, renewals, replacements, additions, and improvements thereto and comply with the provisions of all leases to which it is a party or under which it occupies property so as to prevent any loss or forfeiture thereof or thereunder.

7. Negative Covenants. Until the Maturity Date, without the prior written consent of Lender, Borrower shall not:

7.1 Liquidation, Merger or Consolidation. Liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), or enter into any merger or consolidation, or acquire all or substantially all of the assets of any Person without the prior written consent of Lender; or sell, lease, transfer or otherwise dispose of any of its assets, except sales in the ordinary course of its business.

7.2 Change in Business, Management or Ownership. Enter into any business which is substantially different from the business or businesses in which it is presently engaged or substantially change its executive management or majority ownership without the prior written consent of the Lender.

8. Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default (unless and except to the extent that the same is cured within the applicable cure period, if any, or, at the sole discretion of Lender, at any time thereafter):

8.1 Payment Default. If Borrower shall fail to pay any principal amount or interest due hereunder within ten (10) business days of the date such payment is due.

8.2 Bankruptcy.

(a) Borrower shall: (i) make a general assignment for the benefit of its creditors; (ii) apply for or consent to the appointment of a receiver, trustee, assignee, custodian, sequestrator, liquidator or similar official for itself or any of its assets and properties; (iii) commence a voluntary case for relief as a debtor under the United States Bankruptcy Code; (iv) file with or otherwise submit to any governmental authority any petition, answer or other document seeking: (A) reorganization, (B) an arrangement with creditors or (C) to take advantage of any other present or future applicable law respecting bankruptcy, reorganization, insolvency, readjustment of debts, relief of debtors, dissolution or liquidation; (v) file or otherwise submit any answer or other document admitting or failing to contest the material allegations of a petition or other document filed or otherwise submitted against it in any proceeding under any such applicable law, or (vi) be adjudicated a bankrupt or insolvent by a court of competent jurisdiction; or

(b) Any case, proceeding or other action shall be commenced against Borrower for the purpose of effecting, or an order, judgment or decree shall be entered by any court of competent jurisdiction approving (in whole or in part) anything specified in Section 8.2(a) hereof, or any receiver, trustee, assignee, custodian, sequestrator, liquidator or other official shall be appointed with respect to Borrower, or shall be appointed to take or shall otherwise acquire possession or control of all or a substantial part of the assets and properties of Borrower, and any of the foregoing shall continue unstayed and in effect for any period of sixty (60) days.

8.3 Breach of Representations or Warranties. Any material breach by Borrower of any of its representations or warranties contained in this Agreement or the Note, which is not cured after twenty (20) Business Days’ written notice from Lender.

8.4 Breach of Covenants. Any default, whether in whole or in part, in any material respect, shall occur in the due observance or performance of any obligations or other covenants, terms or provisions to be performed by Borrower under this Agreement or the Note which is not cured within ten (10) business days after receipt of written notice thereof.

If any Event of Default specified in Section 8.2 occurs, then the full principal amount of this Note, together with any other amounts owing in respect thereof, to the date of the Event of Default, shall become immediately due and payable without any action on the part of Lender, and if any other Event of Default occurs, the full principal amount of this Note, together with any other amounts owing in respect thereof, to the date of acceleration shall become, at Lender’s election, immediately due and payable in cash.

9. Miscellaneous.

9.1 Actions Not Constituting a Waiver. Neither (i) the failure at any time or times hereafter to require strict performance by Borrower of any of its provisions, warranties, terms and conditions contained in this Agreement or any other agreement, document or instrument now or hereafter executed by Borrower, and delivered to Lender, nor (ii) the failure of Lender to take action or to exercise its remedies with respect to any default or Event of Default hereunder, nor (iii) any delay or omission of Lender to exercise any right, remedy, power, or privilege hereunder after the occurrence of a default or Event of Default, shall act to waive, affect, or diminish any right of Lender to demand strict compliance with the terms of this Agreement or to exercise remedies with respect to any default or Event of Default.

9.2 Headings; Exhibits. Except for the definitions set forth in this Agreement, the headings of the articles, sections, paragraphs and subdivisions of this Agreement are for convenience of reference only, are not to be considered a pan hereof, and shall not limit or otherwise affect any of the terms hereof. Unless otherwise expressly indicated, all references in this Agreement to a section or an exhibit are to a section or an exhibit of this Agreement. All exhibits referred to in this Agreement are an integral part of it and are incorporated by reference in it.

9.3 Notices. Any notice or demand which by any provision of this Agreement is required or provided to be given shall be deemed to have been sufficiently given or served for all purposes by being delivered in person or by electronic transmission to the party to whom the notice or demand is directed or by being sent by overnight courier or first class mail, postage prepaid, to the following address:

If to the Borrower:

Purebase Corporation

14110 Ridge Road

Sutter Creek, CA 95685

Attention: Stephen Gillings, CFO

Telephone: (949) 378-4526

Email: stephen.gillings@purebase.com

If to the Lender:

CoreTer LLC

14110 Ridge Road

Sutter Creek, CA 95685

Attention: A. Scott Dockter, CEO

Telephone: (530) 306-4479

Email: sdockter@coreter.com

9.4 Benefits. All of the terms and provisions of this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. No right or obligation hereunder shall be assigned by any party without the express prior written consent of the other party, which consent will not be unreasonably withheld. Neither this Agreement nor any term hereof shall be amended, modified, waived or varied except by an instrument in writing signed by the Lender and Borrower.

9.5 Governing Law and Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard exclusively in federal or state court sitting in Sacramento County, California, and expressly consent to the jurisdiction and venue of the Superior Court of California, sitting in Sacramento County and the United States District Court for the Eastern District of California for the adjudication of any civil action asserted pursuant to this paragraph.

9.6 Counterparts; Severability. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but such counterparts shall together constitute one and the same instrument. Any provision in this Agreement which may be unenforceable or invalid under any law shall be ineffective to the extent of such unenforceability or invalidity without affecting the enforceability or validity of any other provisions hereof.

9.7 Limitation of Grant. Nothing in this Agreement, whether express or implied, is intended or should be construed to confer upon, or to grant to, any Person, except Lender and Borrower, any right, remedy, or claim under or because of either this Agreement or any provision of it.

9.8 Confidentiality. Lender shall maintain the confidentiality of trade secret information furnished to Lender regarding Borrower’s business operations, except to the extent that disclosure of this information is required by law or by a court of competent jurisdiction.

9.9 Waiver of Trial By Jury. The Borrower and the Lender knowingly, voluntarily and intentionally waive the right any of them may have to a trial by jury in respect of any litigation based hereon, or arising out of, under or in connection with the Loan Documents and any agreement contemplated to be executed in conjunction therewith, or any course of conduct, course of dealing, statements (whether verbal or written) or actions of any party. This provision is a material inducement for the Lender entering into the loan evidenced by the Loan Documents.

9.10 Currency. All references to “$” or dollars in this Note shall refer to the currency of the United States.

9.11 NOTICE OF FINAL AGREEMENT. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, each of Borrower and Lender has caused this Agreement to be executed by its duly authorized officer.

BORROWER:

PUREBASE CORPORATION

By:	/s/ Stephen Gillings
Name:	Stephen Gillings
Title:	CFO

LENDER:

CORETER LLC

By:	/s/ A. Scott Dockter
Name:	A. Scott Dockter
Title:	CEO

EXHIBIT A

UNSECURED CONVERTIBLE PROMISSORY NOTE